Financial liabilities	12 Months Ended
Dec. 31, 2020
Disclosure of financial liabilities [abstract]
Financial Liabilities	Financial liabilities
Accounting policies

The Company receives assistance in the form of grants, conditional advances and interest-free loans.

Under IFRS, a repayable advance that does not require the payment of annual interest is considered to be an interest-free loan. The difference between the amount of the advance at historical cost and the advance discounted at the Company's average borrowing rate is considered to be a government grant. These grants are deferred over the estimated duration of the projects they finance.

The long-term (more than one year) portion of conditional advances is recognized in non-current financial liabilities and the short-term portion in current financial liabilities.

Grants are recognized as Grants receivable as soon as the assurance that the payment will be received is obtained and not when actual payment is made. A portion of the grants is then recognized in Deferred income to the extent that the related expenditures have not yet been made.

Non-repayable conditional loans are treated as government grants when there is reasonable assurance that the Company will comply with the conditions for non-repayment. Otherwise, they are classified in liabilities.

Government grants made available to offset expenses or losses already incurred, or as immediate financial assistance to the Company with no future related costs, are recognized in income in the period in which the grant is allocated.

Financial liabilities are recognized and measured in accordance with IFRS 9 – Financial Instruments. Financial liabilities, including trade and other payables are valued at amortized cost.

Financial liabilities at amortized cost

Loans and other financial liabilities are recognized and measured in accordance with IFRS 9 – Financial Instruments.
They are recognized at amortized cost, which is defined under IFRS 9 as the initial value of a financial asset or liability, after deduction of reimbursement of principal, increased or decreased by the accumulated amortization, calculated using the effective interest rate method.

Transaction costs directly attributable to the acquisition or issuance of financial liabilities are deducted from the financial liabilities. The costs are then amortized on an actuarial basis over the life of the liability using the effective interest rate, namely the rate that exactly discounts estimated future cash flows to the net carrying amount of the financial liability in order to determine its amortized cost.

Details of financial liabilities

(in thousands of euros)	As of December 31, 2020	As of December 31, 2019
Lease liabilities – Short term	1,197	591
Repayable advances OSEO/BPIfrance loan – Short term	500	500
PGE*	141	—
EIB loan – Short term	3,033	—
Total current financial liabilities	4,872	1,091
Lease liabilities – Long term	4,991	5,814
Repayable OSEO/Bpifrance loan advances – Long term	2,975	2,875
PGE*	9,922	—
EIB loan – Long term	26,218	34,746
Total non-current financial liabilities	44,107	43,435
Total financial liabilities	48,979	44,526
(*)”PGE”or in French “Prêts garantis par l’Etat” are state-guaranteed loans

Bpifrance and OSEO conditional advances

The Company receives repayable advances from Banque Publique d’Investissement (formerly known as OSEO Innovation). The advances are interest-free and are fully repayable in the event of technical and/or commercial success. In 2018, the Company was informed that the initial date of reimbursement of the Bpifrance repayable advance was deferred for 18 months. The amount to be reimbursed corresponds to the amount received to date, €2.1 million, increased by the interest amount (see Note 12.1).

In June 2020, Curadigm SAS obtained a €500 thousand conditional advance from Bpifrance, €350 thousand of which was received at the signature date while the remaining amount will be received by Curadigm at the end of the work, as of March 1, 2022 at the latest.

EIB loan

In July 2018, the Company obtained a fixed rate loan from the EIB. The loan could reach a maximum amount of €40 million, divided in three tranches. The first tranche, with a nominal value of €16 million, was received in October 2018 and will be repaid in full in 2023. The accumulated fixed-rate interest related to this tranche will be paid at the same time. The second tranche, with a nominal value of €14 million, was received in March 2019 and will be repaid between 2021 and 2024. The accumulated fixed-rate interest related to this second tranche will be paid twice a year together with the principal due.

The third tranche, which abides by specific conditions (NBTXR3 should obtain the European Commission trademark and reach the main performance criteria for the Phase III pivot, for head and neck cancer treatment), has not been requested by the Company yet. The deadline for requesting this third tranche, initially scheduled as of July 26, 2020, was delayed by 12 months to July 31, 2021.

Pursuant to the terms of the loan, the Company is also required, during a six-year royalty calculation period commencing on January 1, 2021, to pay (on each June 30 with respect to the preceding year within the calculation period) additional interest in the form of royalties, calculated according to the number of tranches that have been withdrawn and indexed on the annual sales turnover (see Note 4.2). Initially, the Company calculated estimated future royalties based on its forecast of future annual sales turnover, and this estimated amount was included in the amortized cost of the loan. When the Company revises its forecasts of estimated royalties, the carrying value of the liability is subsequently adjusted based on the revised estimate of future royalties, which is discounted at the original effective interest rate. The related impact on the carrying value of the liability is recorded as financial income or expense, as applicable. Due to the delay caused by COVID-19 in clinical trials and the revision of the related sales development plan, the sales forecasts were updated resulting in a change in estimate of the accrued royalties (see Note 12 of our consolidated financial statements for details about the impact of this sales forecast update). A 10% increase of the estimated future net sales would result in an immaterial change of the EIB loan valuation recorded as of December 31, 2020.

PGE loan

The Company announced in June 2020 that it has received approval for financing from both HSBC and Bpifrance for €5 million each in the form of state-guaranteed loans (“Prêts Garantis par l’Etat”, or “PGE” in France); the €5 million from HSBC (the ‘‘HSBC PGE Loan’’) was received in June 2020. This loan is booked at amortized cost for a minimum of 12 months and allows the Company to delay the reimbursement of this 12 months loan by 1 to 5 years. The Company intends to use this option and delay the reimbursement date by 5 years. As a result, this amount has been included in non-current financial liabilities on the statement of financial position. The state-guaranteed rate applicable to the Company for the first year is 0.25%.

On July 10, 2020, the Company entered into the second €5 million PGE loan with Bpifrance (the ‘‘Bpifrance PGE Loan’’). The Bpifrance PGE Loan has a six-year term and is 90% guaranteed by the French State. The Bpifrance PGE Loan will bear no interest for the first 12-month period but, following such 12-month period and for the subsequent 5 years, will bear an interest rate of 2.25% per annum, inclusive of an annual State guarantee fee of 1.61% per annum. The principal and interest of the Bpifrance PGE loan will be reimbursed in 20 quarterly installments as from October 31, 2021 until July 26, 2026.

Lease Liabilities

Since January 1, 2019 the Company applies the new standard IFRS 16 – Leases, which replaces IAS 17 and the related IFRIC and SIC interpretations. This standard eliminates the difference between operating and finance leases, and requires leases be recognized in the balance sheet. The accounting consists of recognizing a right of use asset while recording a liability for the value of the discounted rentals to be paid over the lease term.

As mentioned in Note 2.1, on January 1, 2019, for each ongoing operating lease contract outstanding as of December 31, 2018, the Company recorded a right of use asset and a corresponding financial liability, based on the discounted amount to be paid over those lease terms. While no impact on the statement of profit and loss is recorded at first time application under the modified retrospective method applied by the Company, after the adoption the following impact will be booked:

•The right of use amortization amount, computed on a straight-line basis at each closing date; and
•A financial expense for the interest component associated with the rent payment (with the principal amount reducing the lease liability).

After adoption, all new lease contracts not falling under a practical expedient defined by IFRS 16, namely short-term leases or low-value leases, will be treated with the same accounting method. Note 12.2 below presents the detailed impact of the lease liability at first time application and the related liability increases or decreases recorded during 2019 and 2020.

12.1 Conditional advance, bank loan and loans from government and public authorities

The table below shows the detail of liabilities recognized on the statements of financial position by type of conditional advances and loans from government and public authorities:

Conditional advances and loans from government and public authorities

(in thousands of euros)	Bpifrance advance	Interest-free Bpifrance loan	EIB Loan	Curadigm Bpifrance advance	Total
As of January 1, 2019	2,116	1,675	16,730	—	20,521
Principal received	—	—	14,000	—	14,000
Impact of discounting and accretion	32	36	(1,422)	—	(1,354)
Accumulated fixed interest expense accrual	16	—	1,545	—	1,561
Accumulated variable interest expense accrual	—	—	4,243	—	4,243
Repayment	—	(500)	(350)	—	(850)
As of December 31, 2019	2,165	1,210	34,746	—	38,121
Principal received	—	—	—	350	350
Impact of discounting and accretion	19	14	(1,736)	(65)	(1,769)
Accumulated fixed interest expense accrual	32	—	1,731	—	1,763
Accumulated variable interest expense accrual	—	—	(4,789)	—	(4,789)
Repayment	—	(250)	(700)	—	(950)
As of December 31, 2020	2,216	974	29,251	285	32,727
The impact of discounting and accretion of €1.7 million, related to the EIB loan, first reflects part of the “catch-up method” impact, computed following a decrease in the Company’s revenue forecasts from those initially determined since the variable part of the EIB financial charges relate to royalties, that are based on the Company’s future revenue expectations. When the Company revises its forecasts of estimated royalties, the carrying value of the liability is subsequently adjusted based on the revised estimate of future royalties, which is discounted at the original effective interest rate. The related impact on the carrying value of the liability is recorded as financial income or expense, as applicable. The rest of the catch up impact is presented on the line variable interest future payments.

Considering the last available development and marketing planning, the Company has updated its long-term revenue forecast, both the timing and measurement, and adjusted the accrued royalties recorded as future variable interest payments accordingly. The expected royalty payments to be made in the future, initially estimated as €43.4 million have been updated to €17.2 million as of December 31, 2020. Therefore the corresponding impact to the financial liability is a decrease of the EIB liability of €4.8 million for the year ended December 31, 2020.
Bank loan

(in thousands of euros)	HSBC “PGE” (1)	Bpifrance “PGE” (1)	Total
As of January 1, 2019	—	—	—
Financial expenses on liabilities	—	—	—
Repayment of principal	—	—	—
Payment of interest	—	—	—
As of December 31, 2019	—	—	—
Principal received	5,000	5,000	10,000
Impact of discounting and accretion	14	34	47
Accumulated fixed interest expense accrual (2)	7	10	17
As of December 31, 2020	5,020	5,044	10,064
(1)”PGE”or in French “Prêts garantis par l’Etat” are state-guaranteed loans
(2) In 2020 the fixed interest accrual refers to guarantee fee of 0.25% of the principal of the HSBC PGE loan and to a guarantee fee of 0.25% added to a fixed interest rate of 1.36% for the Bpifrance PGE loan, respectively.

12.2 Lease liabilities

The table below shows the detail of changes in lease liabilities recognized on the statements of financial position over the periods disclosed:

(in thousands of euros)	Lease liabilities
As of December 31, 2018	—
Impact of IFRS 16 first application (1)	5,569
As of January 1, 2019	5,569
New lease contracts	1,991
Impact of discounting of the new lease contracts	(399)
Fixed interest expense	359
Repayment of lease	(1,067)
Early termination of lease contracts	(48)
As of December 31, 2019	6,405
New lease contracts	521
Impact of discounting of the new lease contracts	(94)
Fixed interest expense	333
Repayment of lease	(928)
Early termination of lease contracts	(49)
As of December 31, 2020	6,188
(1)See note 2.1 Impact of IFRS 16 first application for further details.
12.3 Due dates of the financial liabilities

The due dates for repayment of the advances loans and lease liabilities at their nominal value and including fixed-rate interest are as follows:

	As of December 31, 2020
(in thousands of euros)	Less than 1 year	Between 1 and 3 years	Between 3 and 5 years	More than 5 years
Bpifrance	—	800	1,608	—
Interest-free Bpifrance loan	500	500	—	—
Curadigm interest-free Bpifrance advance	—	100	200	50
HSBC “PGE” (1)	30	1,932	2,552	638
Bpifrance “PGE” (1)	112	1,722	2,620	982
EIB fixed rate loan	3,033	31,562	2,392	—
Lease liabilities	1,197	2,310	2,302	1,396
Total	4,872	38,925	11,673	3,066
(1)”The Company plans to reimburse the two “PGE”or (“Prêts garantis par l’Etat” or state-guaranteed loans) over 5 years with a deferral of 1 year (last reimbursement being in 2026), for the reasons mentioned in the paragraph below.

The long-term debt obligations relate to the fixed rate interest and principal payable on repayable advances, the interest-free Bpifrance loan, EIB loan, PGE loans and the lease liabilities. These amounts do not include the discounting impact, but only reflect the committed amounts under those contracts as of December 31, 2020.

The outstanding balance of the EIB loan included in the table above was €37.0 million as of December 31, 2020, including €7.0 million of total fixed rate interest to be paid over the term of the loan, out of which €1.7 million was accrued as of December 31, 2020.The balance in the table above does not include €17.2 millions of estimated variable rate interest, based on the consolidated forecasted sales expected to be generated by the Company during the six-year period beginning January 1, 2021 (see Notes 3.2, 4.2 and 12.1).
As of December 31, 2020, the Company has not yet sent to HSBC its debt rescheduling request. The assumptions used for the due dates of the financial liabilities above, is that the HSBC PGE loan will be reimbursed at the same pace as the Bpifrance one. The interests that will be applicable by the bank are not known yet; therefore, only fixed interest costs were taken into account here.